UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2006
DIGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road
Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)
(301) 944-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 8, 2006, the Board of Directors (the “Board”) of Digene Corporation (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws to: (1) reclassify the position of Chairman of the Board to separate it from the corporate office of Chief Executive Officer; (2) add the Lead Director position to the Board; (3) revise the duties and responsibilities of officers of the Company; (4) eliminate the ability of stockholders of the Company to approve actions without a meeting by partial written consent; and (5) make certain other changes consistent with changes to the Delaware General Corporation Law, including the notice provisions.
     The Amended and Restated Bylaws of the Company, reflecting the amendments described above, are attached to this Form 8-K as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
3.1	Amended and Restated Bylaws of Digene Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION (Registrant)
	By:	/s/ Vincent J. Napoleon
Date: December 14, 2006		Name:	Vincent J. Napoleon
		Title:	Senior Vice President, General Counsel and Secretary

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